UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 7, 2017

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Enstar Group Limited (the “Company”) entered into an underwriting agreement on March 7, 2017 (the “Underwriting Agreement”) with Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement provided for the offer and sale (the “Offering”) of $350 million in aggregate principal amount of the Company’s 4.500% senior notes due 2022 (the “Notes”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-198718) and the prospectus included therein filed with the United States Securities and Exchange Commission (the “Commission”) on September 12, 2014 and a prospectus supplement filed with the Commission on March 8, 2017. The Offering of the Notes closed on March 10, 2017.
In connection with the Offering, on March 10, 2017, the Company and The Bank of New York, as trustee (the “Trustee”) entered into a senior indenture (the “Senior Indenture”) and a first supplemental indenture thereto (the “First Supplemental Indenture”). The Senior Indenture and the First Supplemental Indenture set forth the terms and conditions of the Notes and the rights and obligations of the parties thereto and the holders of the Notes. Copies of the Senior Indenture and the First Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.
The foregoing descriptions of the Underwriting Agreement, the Senior Indenture and the First Supplemental Indenture are qualified by reference to the agreements themselves, which are attached as exhibits to this report.
Item 9.01. Financial Statements and Exhibits
Exhibits
Refer to the Exhibit Index attached hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: March 10, 2017	By:	/s/ Mark W. Smith
Mark W. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 7, 2017, among the Company and Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters

4.1	Senior Indenture, dated as of March 10, 2017, between the Company and The Bank of New York Mellon, as trustee

4.2	First Supplemental Indenture, dated as of March 10, 2017, between the Company and The Bank of New York Mellon, as trustee

5.1	Opinion of Drinker Biddle & Reath LLP

5.2	Opinion of Conyers Dill & Pearman Limited

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1)

23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2)